EXHIBIT 10.1

AMENDMENT NO. 3

AMENDMENT NO. 3 (this “Amendment”), dated as of June 29, 2005, under the 364-Day Credit Agreement, dated as of July 10, 2002, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto, Bank One, NA, as Syndication Agent, U.S. Bank, National Association, Wachovia Bank, National Association and Fleet National Bank, as Co-Documentation Agents, and The Bank of New York, as the Administrative Agent, as modified by (i) Extension No. 1, Waiver No. 1 And Amendment No. 1, dated as of June 30, 2003 and (ii) Extension No. 2 and Amendment No. 2, dated as of June 22, 2004 (as amended, supplemented or otherwise modified from time to time, the “364-Day Credit Agreement”).

RECITALS

I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the 364-Day Credit Agreement.

II. The Revolving Credit Commitment Expiration Date, without giving effect to this Amendment, is July 8, 2005. The Borrower has requested that the Lenders agree to amend the Revolving Credit Commitment Expiration Date from July 8, 2005 to October 7, 2005.

Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereto agree as follows:

1. The definition of “Revolving Credit Commitment Expiration Date” contained in Section 1.1 of the Credit Agreement is hereby amended by replacing the reference to “July 8, 2005” with “October 7, 2005”.

2. Paragraph 1 hereof shall not be effective until such time as the following conditions are satisfied:

(a) on or before the existing Revolving Credit Commitment Expiration Date, the Administrative Agent shall have received this Amendment duly executed by (i) the Borrower, and (ii) all Lenders; and

(b) the Administrative Agent shall have received such certificates, legal opinions and other documents as it shall reasonably request in connection herewith.

3. The Borrower (a) reaffirms and admits the validity and enforceability of each Loan Document and all of its obligations thereunder, (b) agrees and admits that it has no defense to or offset against any such obligation, and (c) represents and warrants that, as of the date of the execution and delivery hereof by the Borrower, no Default has occurred and is continuing.

4. In all other respects, the Loan Documents shall remain in full force and effect, and no waiver, consent, amendment or extension in respect of any term or condition of any Loan Document shall be deemed to be a waiver, consent, amendment or extension in respect of any other term or condition contained in any Loan Document.

5. This Amendment may be executed in any number of counterparts all of which, when taken together, shall constitute one agreement. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

6. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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KOHL’S CORPORATION

AMENDMENT NO. 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their proper and duly authorized persons as of the day and year first above written.

KOHL’S CORPORATION

By:	/s/ Wes McDonald
Name:	Wes McDonald
Title:	EVP-CFO

KOHL’S CORPORATION

AMENDMENT NO. 3

THE BANK OF NEW YORK, individually and as Administrative Agent

By:	/s/ William M. Barnum
Name:	William M. Barnum
Title:	Vice President

KOHL’S CORPORATION

AMENDMENT NO. 3

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Timothy J. Santarius
Name:	Timothy J. Santarius
Title:	AVP

KOHL’S CORPORATION

AMENDMENT NO. 3

JPMORGAN CHASE BANK, NA

By:	/s/ Barry Bergman
Name:	Barry Bergman
Title:	Managing Director

KOHL’S CORPORATION

AMENDMENT NO. 3

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Anthony D. Braxton
Name:	Anthony D. Braxton
Title:	Director

KOHL’S CORPORATION

AMENDMENT NO. 3

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Vice President

KOHL’S CORPORATION

AMENDMENT NO. 3

COMERICA BANK

By:	/s/ Heather A. Whiting
Name:	Heather A. Whiting
Title:	Account Officer

KOHL’S CORPORATION

AMENDMENT NO. 3

FIFTH THIRD BANK

By:	/s/ Ann – Drea Burns
Name:	Ann – Drea Burns
Title:	AVP

KOHL’S CORPORATION

AMENDMENT NO. 3

M&I BANK

By:	/s/ Leo D. Freeman
Name:	Leo D. Freeman
Title:	Vice President

By:	/s/ James R. Miller
Name:	James R. Miller
Title:	Vice President

KOHL’S CORPORATION

AMENDMENT NO. 3

MERRILL LYNCH BANK USA

By:	/s/ Louis Alder
Name:	Louis Alder
Title:	Director

KOHL’S CORPORATION

AMENDMENT NO. 3

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Ching Lim
Name:	Ching Lim
Title:	Vice President

KOHL’S CORPORATION

AMENDMENT NO. 3

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Mark H. Halldorson
Name:	Mark H. Halldorson
Title:	Vice President

By:	/s/ James D. Heinz
Name:	James D. Heinz
Title:	Senior Vice President

KOHL’S CORPORATION

AMENDMENT NO. 3

NATIONAL CITY BANK

By:	/s/ Brian T. Strayton
Name:	Brian T. Strayton
Title:	Senior Vice President

KOHL’S CORPORATION

AMENDMENT NO. 3

THE NORTHERN TRUST COMPANY

By:	/s/ Roger McDougal
Name:	Roger McDougal
Title:	Vice President

KOHL’S CORPORATION

AMENDMENT NO. 3

THE HUNTINGTON NATIONAL BANK

By:	/s/ Steven P. Clemens
Name:	Steven P. Clemens
Title:	Vice President

KOHL’S CORPORATION

AMENDMENT NO. 3

UMB BANK, N.A.

By:	/s/ Robert P. Elbert
Name:	Robert P. Elbert
Title:	Senior Vice President